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                                                                   EXHIBIT 10.16


                       FOURTH AMENDMENT TO LEASE AGREEMENT

        THIS FOURTH AMENDMENT to LEASE AGREEMENT (this "Amendment") is made and entered into as of this day of October, 2001, by and among DELMO (PA) QRS 11-36, a Pennsylvania business trust ("QRS 11-36"), DELMO (PA) QRS 12-10, a Pennsylvania business trust ("QRS 12-10"; collectively, QRS 11-26 and QRS 12-10 are referred to here in as the "Landlord") having an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, NY 10020, and DEL MONTE CORPORATION, a New York corporation ("Tenant"), having an address at Market Place, Steuart Tower, San Francisco, California, 94105.

                                  WITNESSETH:

        WHEREAS, Landlord and Tenant entered into a certain lease agreement for the property situate in Mendota, Illinois, Toppenish, Washington, Yakima, Washington and Plover, Wisconsin (the "Property") dated as of October 31,1995, as amended by that certain First Amendment to Lease Agreement made as of June 28, 1996, that certain Second Amendment to Lease Agreement made as of October 31,1996 and that certain Third Amendment to Lease Agreement made as of June 24,1997 (collectively the "Lease").

        WHEREAS, Landlord and Tenant now desire to amend the terms of the Lease pursuant to the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant covenant and agree as follows:

        1. The Cover Page of the Lease is hereby amended by deleting the reference "Yakima, Washington".

        2. Paragraph 1 of the Lease is hereby amended by deleting the phrase "four (4)" parcels" contained in the first sentence and inserting in lieu thereof the phrase "three (3) parcels".

        3. Paragraph 1 of the Lease is hereby further amended by deleting the defined term "Yakima Premises" contained in the second sentence.

        4. Paragraph 2 of the Lease is hereby amended by deleting the term "Paragraph "38" contained in the definition of "Assumable Loan" and inserting in lieu thereof the term "Paragraph 37".

        5. Paragraph 2 of the Lease is hereby further amended by deleting the definitions "Ground Lease" and "Ground Lessor".

        6. Paragraph 2 of the Lease is hereby further amended by inserting the phrase "as may be amended or modified from time to time" at the end of the definition of "Guaranty".


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        7. Paragraph 2 of the Lease is hereby further amended by deleting the definition "Lender" in its entirety and inserting in lieu thereof the following definition:

        " "Lender" shall mean any person or entity (and their respective successors and assigns) which may make a Loan to Landlord or is the holder of any Note."

        8. Paragraph 2 of the Lease is hereby further amended by adding the following definition:

            " "MSDW Loan" shall mean the Loan to be made by Morgan Stanley Dean Witter Mortgage Capital Inc., or an accommodation party on behalf thereof, to Landlord and secured by a Mortgage and that closes in calendar year 2001."

        9. Paragraph 2 of the Lease is hereby further amended by deleting the definition of "Prepayment Premium" and inserting the following in lieu thereof:

            " "Prepayment Premium" shall mean any and all amounts (other than (1) principal and interest payable by Landlord to Lender in connection with the prepayment of a Loan or (ii) scheduled payments of principal and interest which would be payable but for the defeasance of a Loan) payable by Landlord to Lender in connection with the prepayment or defeasance of a Loan pursuant to and in accordance with the terms and provisions of the related Note, Mortgage and other Loan documents, including, without limitation, prepayment premiums payable in connection therewith; provided, however, that Tenant shall not be required to pay the portion of the Prepayment Premium applicable to that portion of the then outstanding principal balance of a Loan that is in excess of $12,500,000."

        10. Paragraph 2 of the Lease is hereby further amended by deleting the phrase "Yakima Premises" from the definition "Related Premises".

        11. Paragraph 2 of the Lease is hereby further amended by deleting the definition "Surviving Obligations" and inserting in lieu thereof the following definition:

            " "Surviving Obligations" shall mean the obligations of Tenant under this Lease, actual or contingent, which arise on or prior to the expiration or prior


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            termination of this Lease or which survive such expiration or termination by their own terms."

        12. Paragraph 10 of the Lease is hereby amended by renaming the paragraph as "Paragraph 10. Compliance with Laws and Easement Agreements; Environmental Matters".

        13. Paragraph 10 of the Lease is hereby further amended by deleting subparagraph (1) in its entirety.

        14. Paragraph 18 of the Lease is hereby amended by restating subparagraphs (a) through (c) in their entirety as follows:

            "(a) If (1) all of any Related Premises shall be taken by a Taking or (ii), any substantial portion of any Related Premises shall be taken by a Taking or all or any substantial portion of any Related Premises shall be totally damaged or destroyed by a Casualty and, in any such case, Tenant certifies and covenants to Landlord that it will forever abandon operations at such Related Premises (any one or all of the Related Premises at the Related Premises, described in the above clauses (1) and (ii) above being hereinafter referred to as the "Affected Premises" and each of the events described ire the above clauses (1) and (ii) shall hereinafter be referred to as a "Termination Event"), then (x) in the case of (1) above, Tenant shall be obligated, within thirty (30) days after Tenant receives a Condemnation Notice to give to Landlord written notice (a "Termination Notice") of the termination of this Lease as to the Affected Premises in the form described in Paragraph 18(b) and (y) in the case of (ii) above, Tenant shall have the option, within thirty (30) days after Tenant receives a Condemnation Notice or thirty (30) days after the Casualty, as the case may be, to give to Landlord Termination Notice exercising such option of Tenant to terminate this Lease as to the Affected Premises under this Paragraph.

            (b) A Termination Notice shall contain (1) notice of Tenant's intention to terminate this Lease as to the Affected Premises on the first Basic Rent Payment Date which occurs at least thirty (30) days after the Fair Market Value Date (the "Termination Date"), (II) a binding and irrevocable offer of Tenant to purchase the Leased Premises for a price equal to the Termination Amount and (iii) if the Termination Event is an event described in Paragraph 18(a)(ii), the certification and covenant described therein and a certified resolution of the Board of Directors of Tenant authorizing the same.


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            Promptly upon the delivery to Landlord of a Termination Notice,
            Landlord and Tenant shall commence to determine Fair Market Value.

            (c) If Landlord shall reject such offer to terminate this Lease as to the Affected Premises by written notice to Tenant (a "Rejection"), which Rejection shall contain the written consent of Lender, not later than thirty (30) days following the Fair Market Value Date, then this Lease shall terminate as to the Affected Premises on the Termination Date; provided that, if Tenant has not satisfied all Monetary Obligations and all other obligations and liabilities under this Lease which have arisen as to the Affected Property (collectively, "Remaining Obligations") on or prior to the Termination Date, then Landlord may, at its option, extend the date on which this Lease may terminate as to the Affected Premises to a date which is no later than the first Basic Rent Payment Date after the Termination Date on which Tenant has satisfied all Remaining Obligations. Upon such termination (i) all obligations of Tenant hereunder as to the Affected Premises shall terminate except for any Surviving Obligations, (ii) Tenant shall promptly vacate and shall have no further right, title or interest in or to any of the Affected Premises and (iii) the Net Award shall be retained by Landlord. Notwithstanding anything to the contrary hereinabove contained, if Tenant shall have received a Rejection and, on the date when this Lease would otherwise terminate as provided above, Landlord shall not have received the full amount of the Net Award payable by reason of the applicable Termination Event, then on the Termination Date Tenant shall assign to Landlord all of its right, title and interest, if any, in and to the Net Award."

        15. Paragraph 20 of the Lease is hereby amended by deleting the phrase "(or with respect to the Yakima Premises a Special Warranty Assignment of Ground Lease)" contained in subparagraph (b)(1).

        16. Paragraph 21 of the Lease is hereby amended by inserting at the end of subparagraph 21(a)(iii) the following:

            "Notwithstanding anything to the contrary set forth in this subparagraph 21(a), Tenant shall not have the right to make the Intended Assignment Offer until aver the date which is the earlier of four years after the funding of the MSDW Loan or two years after the MSDW Loan is securitized."


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        17. Paragraph 21 of the Lease is hereby amended by deleting the phrase
"Paragraphs 38 and 39" contained in the first sentence of subparagraph (1) and inserting in lieu thereof the phrase "Paragraphs 38 and 39."

        18. Paragraph 22 of the Lease is hereby amended by deleting subparagraphs (xx), (xxi) and (xxii) in their entirety from subparagraph (a).

        19. Paragraph 22 of the Lease is further hereby amended by inserting the word "or" in clause (A) of the first sentence of subparagraph (b) after "(xvi)" and deleting the phrase "(xx), (xxi) or (xxii)" after "(xix)".

        20. Paragraph 23 of the Lease is hereby amended by deleting the phrase "Project Cost" contained in the sixth (6th) line of subparagraph 23(a)(iii) and inserting in lieu thereof the phrase "Landlord's Share of Project Costs".

        21. Paragraph 35 of the Lease is hereby amended by deleting the first and second sentences of subparagraph 35(a) and inserting in lieu thereof the following:

            "Tenant has delivered to Landlord an irrevocable letter of credit (the "Letter of Credit") in the original face amount of Two Million One Hundred Sixteen Thousand Eight Hundred Seventy-Five Dollars ($2,116,875) (the "Security Deposit") issued a bank selected by Tenant."

        22. Paragraph 36 of the Lease is hereby amended by deleting the phrase "fifth (5th) year of the Initial Term (but in no event earlier than November 30, 2000)" contained in the first (1st) sentence of Paragraph 36 and inserting in lieu thereof the phrase "earlier of four years after the funding of the MSDW Loan or two years after the MSDW Loan is securitized".

        23. Exhibit "A" of the Lease is hereby amended by deleting in its entirety the legal description for Yakima, Yakima County, Washington.

        24. Exhibit "C" of the Lease is hereby amended by deleting in its entirety the Permitted Exceptions applicable to Yakima, Yakima County, Washington.

        25. Exhibit "D" to the Lease is hereby amended by deleting Paragraphs 1 and 2 in their entirety and inserting in lieu thereof the following:

            "l. Basic Rent. (a) Basic Rent has been paid in full through December 31, 2001. (b) Commencing on January 1, 2002 and continuing on the first day of each April, July, October and January thereafter until the expiration of the Term, Basic Rent shall be payable in equal quarterly installments of $595,212.19. Basic Rent shall be subject to



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            the adjustments provided for in subparagraphs (a), (b) and (c) of
            Paragraph 4 below."

        26. Exhibit "D" to the Lease is hereby further amended by renumbering Paragraphs 3, 4, and 5 to Paragraphs 2, 3, and 4, respectively.

        27. Exhibit "D" to the Lease is hereby further amended by deleting Paragraph 3 in its entirety and inserting in lieu thereof the following:

            "3. Effective Dates of CPI Adjustments. As of July 1 of 2002, 2008, and 2014 and if the term is extended, July 1 of 2020, 2026, 2032, 2038, 2044, 2050 and 2056, Basic Rent shall be adjusted to reflect increases in the CPI during the most recent six year period immediately preceding each of the foregoing dates (each such date being hereinafter referred to as the "Basic Rent Adjustment Date")."

        28. Exhibit "E" to the Lease is hereby amended by deleting Exhibit "E" in its entirety and replacing in lieu thereof with Exhibit "E" attached hereto and made a part hereof.

        29. Exhibit "F" to the Lease is hereby amended by deleting Exhibit "F" in its entirety and replacing in lieu thereof with Exhibit "F" attached hereto and made a part hereof.

        30. Landlord and Tenant each hereby release the other from all obligations under the Lease relating to the period or accruing after October __, 2001 with respect to the property situated in Yakima, Washington, which property constituted a portion of the Leased Premises prior to such date.

        31. Except as expressly set forth herein, nothing herein is intended to or shall be deemed to modify or amend any of the other terns or provisions of the Lease.

        32. All undefined capitalized terms used herein shall have the same meanings as set forth in the Lease.

        33. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

        34. This Amendment and the Lease together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or

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terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal as of the day and year first above written.

                                    LANDLORD:


                                    DELMO (PA) QRS 11-36, a Pennsylvania
                                    business trust


                                    By: /s/ GORDON J. WHITING
                                        ----------------------------------------
                                        Name: Gordon J. Whiting
                                        Title: Trustee


                                    DELMO (PA) QRS 12-10, a Pennsylvania
                                    business trust


                                    By: /s/ GORDON J. WHITING
                                        ----------------------------------------
                                        Name: Gordon J. Whiting
                                        Title: Trustee


                                    TENANT:

                                    DEL MONTE CORPORATION, a New York
                                    corporation


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal as of the day and year first above written.

                                    LANDLORD:

                                    DELMO (PA) QRS 11-36, a Pennsylvania
                                    business trust


                                    By:
                                        ----------------------------------------
                                        Name: Gordon J. Whiting
                                        Title: Trustee


                                    DELMO (PA) QRS 12-10, a Pennsylvania
                                    business trust


                                    By:
                                        ----------------------------------------
                                        Name: Gordon J. Whiting
                                        Title: Trustee


                                    TENANT:

                                    DEL MONTE CORPORATION, a New York
                                    corporation

                                    By: /s/ THOMAS E. GIBBONS
                                        ----------------------------------------
                                        Name: THOMAS E. GIBBONS
                                        Title: SENIOR VICE PRESIDENT & TREASURER